UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                            _______________________

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                       Date of Report: September 1, 2006

                                 TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                            1-9494              13-3228013
(State or other jurisdiction             (Commission         (I.R.S. Employer
    of incorporation)                    File Number)       Identification No.)


 727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On July 20, 2006, Registrant's Board of Directors adopted the Share Ownership Policy for Executive Officers attached hereto as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits.


      (c)       Exhibits

                99.1 Share Ownership Policy for Executive Officers adopted July 20, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                    BY:   /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  September 1, 2006

                                  EXHIBIT INDEX


Exhibit No.             Description

99.1                    Share Ownership Policy for Executive Officers adopted
                        July 20, 2006.